WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 26, 1997

                          Morgan Stanley Capital I Inc.
               (Exact Name of Registrant as Specified in Charter)


Delaware                        033-46723                   13-3291626
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(State or Other Jurisdiction    (Commission Filer Number)   (IRS Employer
of Incorporation)                                           Identification No.)



1585 Broadway, 37th Floor, New York, New York 10036
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(Address of Registrant's Executive Offices)                      (Zip Code)
Registrant's telephone number, including area code:              (212) 761-4000


            The Exhibit Index is located on page 7 of this Form 8-K.



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EXPLANATORY NOTE: This amendment to Current Report on Form 8-K is filed to amend and restate in their entirety the exhibits to the Current Report on Form 8-K filed by the registrant on April 10, 1997.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On March 26, 1997, a single series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.2, among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of seventeen classes identified as the "Class A-1A Certificates", the "Class A-1B Certificates", the "Class A-1C Certificates", the "Class A-2 Certificates", the "Class IO-1 Certificates", the Class "IO-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consiststing primarily of a segregated pool (the "Mortgage Pool") of 160 conventional, fixed and adjustable rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 1997 (the "Cut-off Date"), an aggregate principal balance of $640,657,923, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

     The Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage Capital Inc.("MSMC") pursuant to a mortgage loan purchase agreement dated as of March 20, 1997, attached hereto as Exhibit 99.1A, between MSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from ContiTrade Services L.L.C. ("ContiTrade") pursuant to a mortgage loan purchase agreement dated as of March 20, 1997, attached hereto as
Exhibit 99.1B, between ContiTrade as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement dated as of March 20, 1997, attached hereto as
Exhibit 99.1C, between GMACCM as seller and the Depositor as purchaser. Certain of the obligations of ContiTrade under the mortgage loan purchase agreement to which it is a party were guaranteed by ContiFinancial Corporation ("ContiFinancial") pursuant to a guaranty agreement dated as of March 20, 1997, attached hereto as Exhibit 99.1D, from ContiFinancial in favor of the Depositor and certain others, and the Depositor assigned certain of its rights under such guaranty agreement to the Trustee for the benefit of Certificateholders pursuant to the Pooling and Servicing Agreement. The Depositor sold the Class A-1A, Class A-1B, Class A-1C, Class A-2, Class IO-1, Class IO-2, Class B, Class C, Class D and Class E Certificates to Morgan Stanley & Co. Incorporated ("Morgan Stanley") pursuant to an underwriting agreement dated as of March 20, 1997, attached hereto as Exhibit 1.2, between Morgan Stanley as underwriter and the Depositor. The Depositor sold the Class F, Class G, Class H, Class J, Class R-I, Class R-II and Class R-III Certificates to Morgan Stanley pursuant


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to a certificate purchase agreement dated as of March 20, 1997 between Morgan
Stanley as purchaser and the Depositor.

     The Class A-1A Certificates have an initial Certificate Balance of $61,700,000. The Class A-1B Certificates have an initial Certificate Balance of $193,000,000. The Class A-1C Certificates have an initial Certificate Balance of $139,496,000. The Class A-2 Certificates have an initial Certificate Balance of $38,248,484. The Class IO-1 Certificates have an initial Effective Class Notional Amount of $601,807,030. The Class IO-2 Certificates have an initial Notional Amount of $38,248,484. The Class B Certificates have an initial Certificate Balance of $51,252,000. The Class C Certificates have an initial Certificate Balance of $38,439,000. The Class D Certificates have an initial Certificate Balance of $35,236,000. The Class E Certificates have an initial Certificate Balance of $6,406,000. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     Not applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AN EXHIBITS

     (a)  Financial Statements of Business Acquired

          Not applicable.

     (b)  Pro Forma Financial Information

          Not applicable.



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     (c)  Exhibits.


                   Exhibit No.
                   of Item 601 of
Exhibit No.        Regulation 5-K         Description
-----------        --------------         -----------
1.2                1                      Underwriting Agreement dated as of
                                          March 20, 1997 between Morgan Stanley
                                          & Co. Incorporated as underwrtier and
                                          Morgan Stanley Capital I Inc.

4.2                4                      Pooling and Servicing Agreement
                                          dated as of March 1, 1997 among
                                          Morgan Stanley Capital I Inc. as
                                          depositor, GMAC Commercial
                                          Mortgage Corporation as master
                                          servicer and as special servicer,
                                          LaSalle National Bank as trustee and
                                          ABN AMRO Bank N.V. as fiscal
                                          agent.

99.1A              99                     Mortgage Loan Purchase Agreement
                                          dated as of March 20, 1997 between
                                          Morgan Stanley Mortgage Capital Inc.
                                          as seller and Morgan Stanley Capital I
                                          Inc. as purchaser.

99.1B              99                     Mortgage Loan Purchase Agreement
                                          dated as of March 20, 1997 between
                                          ContiTrade Services L.L.C. as seller
                                          and Morgan Stanley Capital I Inc. as
                                          purchaser.

99.1C              99                     Mortgage Loan Purchase Agreement
                                          dated as of March 20, 1997 between
                                          GMAC Commercial Mortgage
                                          Corporation as seller and Morgan
                                          Stanley Capital I Inc. as purchaser.

99.1D              99                     Guaranty Agreement dated as of
                                          March 20, 1997 from ContiFinancial
                                          Corporation in favor of Morgan
                                          Stanley Capital I Inc and certain
                                          others.



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ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

ITEM 9. SALE OF EQUITY SECURITIES PURSUANT TO REGULATIONS

     Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             MORGAN STANLEY CAPITAL I INC.


Dated:   April 30, 1997                      By:/s/ David R. Warren
                                                --------------------------------
                                             Name: David R. Warren
                                             Title: President



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                                                   EXHIBIT INDEX


              Exhibit No.
              of Item 601 of
Exhibit No.   Regulation 5-K       Description                              Page
-----------   --------------       -----------                              ----
1.2           1                    Underwriting Agreement dated as of        *
                                   March 20, 1997 between Morgan
                                   Stanley & Co. Incorporated as
                                   underwrtier and Morgan Stanley
                                   Capital I Inc.

4.2           4                    Pooling and Servicing Agreement          **
                                   dated as of March 1, 1997 among
                                   Morgan Stanley Capital I Inc. as
                                   depositor, GMAC Commercial
                                   Mortgage Corporation as master
                                   servicer and as special servicer,
                                   LaSalle National Bank as trustee
                                   and ABN AMRO Bank N.V. as
                                   fiscal agent.

99.1A         99                   Mortgage Loan Purchase                   **
                                   Agreement dated as of March 20,
                                   1997 between Morgan Stanley
                                   Mortgage Capital Inc. as seller
                                   and Morgan Stanley Capital I Inc.
                                   as purchaser.

99.1B         99                   Mortgage Loan Purchase                   **
                                   Agreement dated as of March 20,
                                   1997 between ContiTrade
                                   Services L.L.C. as seller and
                                   Morgan Stanley Capital I Inc. as
                                   purchaser.

99.1C         99                   Mortgage Loan Purchase                   **
                                   Agreement dated as of March 20,
                                   1997 between GMAC Commercial
                                   Mortgage Corporation as seller
                                   and Morgan Stanley Capital I Inc.
                                   as purchaser.


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99.1D         99                   Guaranty Agreement dated as of           **
                                   March 20, 1997 from ContiFinancial
                                   Corporation in favor of Morgan Stanley
                                   Capital I Inc and certain others.




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